UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

APIGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37346	20-1367539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Almaden Blvd., 16th Floor

San Jose, California 95113

(Address of principal executive offices, including zip code)

(408) 343-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On June 20, 2016, the compensation committee of the board of directors of Apigee Corporation approved increases to the annual base salaries of Chet Kapoor, the company’s CEO and Tim Wan, the company’s CFO from $350,000 to $378,000 and from $300,000 to $335,000, respectively, with both increases to be effective July 1, 2016. In addition, effective July 1, 2016, Mr. Wan’s bonus target will be increased to 50% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APIGEE CORPORATION

Date: June 24, 2016	By:	/s/ Stacey Giamalis
Stacey Giamalis Chief Counsel